EXHIBIT 10.6


                            OPTION PURCHASE AGREEMENT
                            -------------------------

     This Agreement is made and entered into as of the 11th day of January, 2008, between HEB LLC ("Selling Shareholder" or the "Seller"), a NVlimited liability company, and T Squared Investments LLC, a Delaware limited liability company, or its registered assigns ("Buyer").

                                    PREAMBLE
                                    --------

     Selling Shareholder desires to grant options to purchase Shares ("Option Shares") to Buyer, and Buyer desires to purchase from Selling Shareholder, up to One Million Two Hundred Thousand (1,200,000) Shares of MB Software Corporation (the "Company") common stock held by Selling Shareholder. Selling Shareholder also agrees to use their reasonable efforts to cause the Company to register the Option Shares acquired by Buyer pursuant hereto in order to permit Buyer to sell its Option Shares publicly in the future. Therefore, with the intent to be legally bound, the parties agree as follows:

                                    AGREEMENT
                                    ---------

     1.1 Sale of Option Shares ("Option 1"). Selling Shareholder hereby grant to Buyer, for a period of thirty-six (36) months, or twenty-four (24) months post registration going effective, whichever longer, ("Option 1 Period"), the option to purchase up to Three Hundred Thousand (300,000) Shares at the price of One Dollar ($1.00) per Share, or a total of up to Three Hundred Thousand Dollars ($300,000) representing the purchase price of the Shares covered by Option 1 (the "Option 1 Shares Payment"). The Selling Shareholder, upon execution of this Agreement, shall deposit the shares underlying the Option Shares with an escrow agent for the duration of the Option 1 Period. Upon exercise of Option 1, the Buyer shall send a check or wire for the Shares Payment payable to the account of the escrow agent, who will then immediately take action to cause to be to delivered to Buyer as soon as reasonably possible a stock certificate(s) representing the Shares either in the name of T Squared Investments LLC or accompanied by stock powers duly endorsed under medallion signature guaranties. There should also be delivered to the Buyer an opinion of counsel addressed to the Company, the transfer agent, and the Buyer, that the Shares may be transferred without compliance with the registration requirements of the 1933 Act and of any applicable state securities laws. The Option 1 Shares Payment shall be released from the escrow to the Selling Shareholders upon Buyer's receipt of the Shares covered by Option 1.

     1.2 Sale of Option Shares ("Option 2"). Selling Shareholder hereby grant to Buyer, for a period of thirty-six (36) months, or twenty-four (24) months post registration going effective, whichever longer, ("Option 2 Period"), the option to purchase up to Three Hundred Thousand (300,000) Shares at the price of One Dollar and Fifty Cents ($1.50) per Share, or a total of up to Four Hundred and Fifty Thousand Dollars ($450,000) representing the purchase price of the Shares covered by Option 2 (the "Option 2 Shares Payment"). The Selling Shareholder, upon execution of this Agreement, shall deposit the shares underlying the Option Shares with an escrow agent for the duration of the Option 2 Period. Upon exercise of Option 2, the Buyer shall send a check or wire for the Shares Payment payable to the account of the escrow agent, who will then immediately take action to cause to be to delivered to Buyer as soon as reasonably possible a stock certificate(s) representing the Shares either in the name of T Squared Investments LLC or accompanied by stock powers duly endorsed under medallion signature guaranties. There should also be delivered to the Buyer an opinion of counsel addressed to the Company, the transfer agent, and the Buyer, that the Shares may be transferred without compliance with the registration requirements of the 1933 Act and of any applicable state securities laws. The Option 2 Shares Payment shall be released from the escrow to the Selling Shareholders upon Buyer's receipt of the Shares covered by Option 2.

     1.3 Sale of Option Shares ("Option 3"). Selling Shareholder hereby grant to Buyer, for a period of thirty-six (36) months, or twenty-four (24) months post registration going effective, whichever longer, ("Option 3 Period"), the option to purchase up to Three Hundred Thousand (300,000) Shares at the price of Two Dollars ($2.00) per Share, or a total of up to Six Hundred Thousand Dollars ($600,000) representing the purchase price of the Shares covered by Option 3 (the "Option 3 Shares Payment"). The Selling Shareholder, upon execution of this Agreement, shall deposit the shares underlying the Option Shares with an escrow agent for the duration of the Option 3 Period. Upon exercise of Option 3, the Buyer shall send a check or wire for the Shares Payment payable to the account of the escrow agent, who will then immediately take action to cause to be to delivered to Buyer as soon as reasonably possible a stock certificate(s) representing the Shares either in the name of T Squared Investments LLC or accompanied by stock powers duly endorsed under medallion signature guaranties. There should also be delivered to the Buyer an opinion of counsel addressed to the Company, the transfer agent, and the Buyer, that the Shares may be transferred without compliance with the registration requirements of the 1933 Act and of any applicable state securities laws. The Option 3 Shares Payment shall be released from the escrow to the Selling Shareholders upon Buyer's receipt of the Shares covered by Option 3.

     1.4 Sale of Option Shares ("Option 4"). Selling Shareholder hereby grant to Buyer, for a period of thirty-six (36) months, or twenty-four (24) months post registration going effective, whichever longer, ("Option 4 Period"), the option to purchase up to Three Hundred Thousand (300,000) Shares at the price of Two Dollars and Fifty Cents ($2.50) per Share, or a total of up to Seven Hundred and Fifty Thousand Dollars ($750,000) representing the purchase price of the Shares covered by Option 4 (the "Option 4 Shares Payment"). The Selling Shareholder, upon execution of this Agreement, shall deposit the shares underlying the Option Shares with an escrow agent for the duration of the Option 4 Period. Upon exercise of Option 4, the Buyer shall send a check or wire for the Shares Payment payable to the account of the escrow agent, who will then immediately take action to cause to be to delivered to Buyer as soon as reasonably possible a stock certificate(s) representing the Shares either in the name of T Squared Investments LLC or accompanied by stock powers duly endorsed under medallion signature guaranties. There should also be delivered to the Buyer an opinion of counsel addressed to the Company, the transfer agent, and the Buyer, that the Shares may be transferred without compliance with the registration requirements of the 1933 Act and of any applicable state securities laws. The Option 4 Shares Payment shall be released from the escrow to the Selling Shareholders upon Buyer's receipt of the Shares covered by Option 4.

     1.5 Exercise of Option Shares. Buyer shall complete an attached "Form of Election to Purchase" and follow the procedures outlined in Sections 2.1 and 2.2, as applicable, for the exercise of the Option Shares. Notwithstanding anything in this Agreement to the contrary, it is understood and agreed that:

          (i) if the certificates and executed stock powers required to be delivered to Buyer in connection with the exercise of any Option hereunder have not been received by Buyer within ten (10) days following the receipt of the purchase price by the escrow agent, the exercise of the Option will, at the written election of Buyer, be voided and the full amount of the Purchase Price paid to the escrow agent shall be returned to Buyer. Notice of such written election to void such Option exercise shall be delivered to the Selling Shareholders and escrow agent promptly.

     1.6 Maximum Exercise. The Buyer shall not be entitled to exercise this Option on a Date of Exercise in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Option with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Buyer and its affiliates of more than 4.9% of the outstanding shares of Common Stock on such date. This Section 1.4 may be waived or amended only with the consent of the Buyer and the consent of holders of a majority of the shares of outstanding Common Stock of the Company who are not Affiliates. For the purposes of the immediately preceding sentence, the term "Affiliate" shall mean any person: (a) that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company; or (b) who beneficially owns (i) any shares of convertible preferred stock, (ii) common stock purchase warrants (iii) convertible debt, or (iv) any other convertible security or derivative. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

     1.7 Shares. Means the total Option Shares of the Seller sold to Buyer pursuant to this Agreement. As to any particular Option Shares, such securities will cease to be Option Shares when the Buyer has effectively exercised the purchase option for any or all of the Option Shares pursuant to the terms of this Agreement.

     1.8 Right To Include ("Piggy-Back") Option Shares. Provided that the Option Shares have not been registered, if at any time after the date hereof, the Selling Shareholder will use its reasonable efforts to propose to Company to provide piggy-back rights with the registration of any of the Company's securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Option Shares for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto), on an underwritten basis (either best-efforts or firm-commitment.

     1.9 Call by the Seller. This Option contains a callable feature requiring the automatic exercise at any time prior to the Expiration Date if the volume weighted average public market price of the Company's common stock is equal to or in excess of the callable price of $3.50 per share for a period of twenty
(20) consecutive days and if there is an effective registration in place for the shares underlying this Option. Upon occurrence of the Automatic Exercise, the Seller shall provide Buyer with notice of such Automatic Conversion ("Automatic Exercise Notice"). Upon receipt of the Automatic Exercise Notice, Buyer must exercise, in whole or in part, this Option within ten (10) days. In the event that this Option is exercised, Buyer must deliver to Seller at its principal office, on or before 5:00 p.m., Eastern Time, on the required date, (i) Form of Election to Purchase properly executed and completed by Buyer or an authorized officer thereof, (ii) a check payable to the order of Seller, in an amount equal to the product of the Exercise Price multiplied by the number of Option Shares specified in the Exercise Notice, and (iii) this Option. In no event may Seller require Buyer to exercise any such option that would force the Investor to violate the 4.9% provision in this Option.

     1.10 Expenses. The Selling Shareholders will pay all Registration expenses in connection with any registration required by Sections 1.8 herein.

developments the disclosure of which the Board of Directors of the Company, in its reasonable judgment exercised in good faith, believes would be detrimental to the Company, the Company may instruct the holders of Registrable Securities covered by the Registration Statement to suspend all sales of such securities for a period of up to 180 days (a "Black-out Period"). The Black-out Period shall not terminate until such holders have been given notice by the Company that they may resume sales under the Registration Statement. No sales of Registrable Securities shall be made by the holders thereof under such Registration Statement or otherwise during such Black-out Period and such holders shall keep confidential the fact of the Black-out Period and any facts or circumstances related thereto of which they may have become aware.

     1.12 Representations and Warranties of Selling Shareholder. The Selling Shareholder hereby represents and warrants to Buyer as follows:

          (a) Such Selling Shareholder has the full power and legal capacity to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

          (b) Such Selling Shareholder is the lawful owner of his/her Option Shares being sold, free and clear of any liens, pledges, security interests, prior assignments or encumbrances (except for applicable securities law restrictions and stock resale restrictive legend).

          (c) Such Selling Shareholder is an officer and director of the Company.

          (d) All material information concerning the Company is set forth in the Company's reports and statements filed with the Securities and Exchange Commission and those reports and statements do not misstate any material facts or omit to state any material facts necessary to make the statements made in such reports and statements, in light of the circumstances in which they were made, not misleading.

          (e)  This  Agreement   constitutes  a  valid,   legally   binding  and
     enforceable obligation of such Selling Shareholder.

     1.13 Representations and Warranties of Buyer. Buyer represents and warrants to the Selling Shareholders that:

          (a) Buyer is a partnership or other legally recognized entity duly organized, validly existing and in good standing under the Laws of State of Delaware, and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. Buyer was not formed for the primary purpose of investing in the Option Shares.

          (b) The execution, delivery and performance of this Agreement by Buyer have been duly and effectively authorized by all necessary partnership or other actions of Buyer and the consummation of the transactions contemplated hereby do not result in a violation of Partnership's partnership agreement or other applicable governing terms or standards. This Agreement constitutes a valid, legally binding and enforceable obligation of Buyer.

          (c) Buyer is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act, is experienced in making investments of the kind contemplated by this Agreement, has had access to all material information related to the business and operations of the Company, and is capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Option Shares.

          (d) The Option Shares are being acquired by Buyer for its own account for investment purposes only, and not with a view to the sale or distribution of any part thereof. Buyer understands that the offer and sale of the Option Shares to Buyer pursuant to this Agreement have not been registered under the 1933 Act or any applicable state securities act, and that none of these securities may be resold except pursuant to the Registration Statement, the provisions of Rule 144 or any other transactions which, in the opinion of counsel for the Company, are exempt from the registration requirements of the 1933 Act and any applicable state securities acts. Buyer agrees that a legend to this effect may be included on the certificates evidencing the Shares delivered to it pursuant to this Agreement.

     1.14 Miscellaneous.

          (a) This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, whether oral or written, among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by each of the parties to this Agreement.

          (b) This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

          (c) Each of the parties hereto shall, without further consideration, execute and deliver to any other party hereto such instruments of transfer, and shall perform such other actions, as such party may reasonably request to carry out the transactions contemplated hereby.

          (d) In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          (e) This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the date first written above.



                                                       HEB LLC



                                                       /s/ Scott Haire
                                                       ---------------
                                                       Name: Scott Haire
                                                       Title:


                                                       1/11/08
                                                       ---------------
                                                       Date





                                                       T SQUARED INVESTMENTS LLC


                                                       /s/ Thomas Sauve
                                                       ----------------
                                                       Name: Thomas M. Sauve
                                                       Title:  Managing Member

                                                       1/11/08
                                                       ----------------
                                                       Date

                       FORM OF ELECTION TO PURCHASE OPTION

To be executed by the Option Shares holder to exercise the right to purchase shares of MB Software Corporation Common Stock or its successors under the foregoing Agreement.

 To:

In accordance with the Agreement enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _______________________ shares of Common Stock ("Common Stock"), $0.001 par value, of MB Software Corporation or its successors and encloses__________ dollars and___________cents ($________________) for each Option Share being purchased or an aggregate of ____________in cash, wire, or official bank check or checks.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

T Squared Investments LLC
c/o T Squared Capital LLC
1325 Sixth Avenue, Floor 28
New York, NY 10019

__________________________
(Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Agreement, the undersigned requests that an amendment to the Agreement evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

T Squared Investments LLC
c/o T Squared Capital LLC
1325 Sixth Avenue, Floor 28
New York, NY 10019



Dated:                                     Name of Options Shares Holder:
                                           (Print) ___________________________
                                           (By:)   ___________________________
                                           (Name:) ___________________________
                                           (Title:)___________________________